Scudder
Emerging Markets
Growth Fund

Semiannual Report
April 30, 1998

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital primarily through equity investment in emerging markets around the globe.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                      Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------
                             Total Net Assets as of
Date of Inception:  5/8/96   4/30/98: $206.7 million      Ticker Symbol:  SEMGX
--------------------------------------------------------------------------------

o Scudder Emerging Markets Growth Fund's minimal exposure to the Asian crisis helped performance in the fourth quarter of 1997. However, this underweighting held back performance during the first quarter of 1998 when several Asian markets rebounded sharply.

o The Fund returned 2.22% for the six-month period ended April 30, 1998, reflecting a volatile environment in a number of emerging markets.

o Many countries in Eastern Europe, Africa, and Latin America possess solid economic management, strong growth, and compelling stock valuations, which we believe should provide opportunities for the second half of the Fund's fiscal year.

                                Table of Contents

   3  Letter from the Fund's Chairman     22  Financial Highlights
   4  Performance Update                  23  Notes to Financial Statements
   5  Portfolio Summary                   27  Report of Independent Accountants
   6  Portfolio Management Discussion     28  Officers and Directors
   9  Glossary of Investment Terms        29  Investment Products and Services
  10  Investment Portfolio                30  Scudder Solutions
  19  Financial Statements


                    2 - Scudder Emerging Markets Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     Scudder Emerging Markets Growth Fund's near absence from the Asian markets helped it avoid some of the increased volatility over the six-month period which ended April 30, 1998. This also meant that the Fund's performance was constrained, as many Asian markets experienced a sharp rebound during the first quarter.

     The period began under the cloud of the Asian financial crisis as rising interest rates, ballooning foreign currency debt, and sharp currency devaluations threatened earnings for many Asian companies. At the same time, sudden demand for liquidity and panic selling by investors took a significant toll on the region's stock markets. The announcement of International Monetary Fund-imposed reform packages in Indonesia, South Korea, and Thailand marked a turning point, setting the stage for powerful rallies in several markets early in 1998. The euphoria began to wane as the reality of the situation set in: near-certain economic hardship, potential social and political instability, stretched valuations, and government backsliding on announced reform programs. While Asia's troubles dominated the headlines, other emerging markets provided attractive opportunities. Lead portfolio manager Joyce Cornell discusses the environment and fund strategy in detail beginning on page 6.

     At the beginning of 1998, your Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources.

     For those of you who are interested in new Scudder products, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. In addition, we plan to add another fund to this category on July 17, Scudder Dividend & Growth Fund. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your investment in Scudder Emerging Markets Growth Fund. If you have any questions about your Fund, please call Scudder Investor Relations at the number above, or visit our web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Growth Fund


                    3 - Scudder Emerging Markets Growth Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
--------------------------------------------
Period Ended   Growth of             Average
4/30/98        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER EMERGING MARKETS GROWTH FUND
--------------------------------------------
1 Year          $  9,627    -3.73%    -3.73%
Life of Fund*   $ 12,426    24.26%    11.60%
--------------------------------------------
IFC EMERGING MARKETS INVESTABLE INDEX
--------------------------------------------
1 Year          $  8,487   -15.13%   -15.13%
Life of Fund*   $  9,013    -9.87%    -5.28%
--------------------------------------------
*The Fund commenced operations on May 8, 1996.
 Index comparisons begin May 31, 1996.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER EMERGING MARKETS GROWTH FUND
Year            Amount
----------------------
5/96*          $10,000
7/96           $10,142
10/96          $10,708
1/97           $12,698
4/97           $12,907
7/97           $13,825
10/97          $12,156
1/98           $11,202
4/98           $12,417

IFC EMERGING MARKETS INVESTABLE INDEX
Year            Amount
----------------------
5/96*          $10,000
7/96           $ 9,454
10/96          $ 9,679
1/97           $10,559
4/97           $10,621
7/97           $11,567
10/97          $ 8,711
1/98           $ 7,852
4/98           $ 9,013

IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in the emerging markets countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

PERIODS ENDED APRIL 30
                              1997*      1998
                             -------    -------
NET ASSET VALUE...........   $15.46     $14.82
INCOME DIVIDENDS..........   $  .03     $  .06
FUND TOTAL RETURN (%).....    29.07**    -3.73
INDEX TOTAL RETURN (%)....     5.72     -15.13

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.
**Fund total return does not reflect the effect of applicable redemption fees.

                    4 - Scudder Emerging Markets Growth Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 1% Cash Equivalents)
---------------------------------------------------------------------------
Europe                             35%
Latin America                      28%
Africa                             21%
Pacific Basin                       5%
U.S. & Canada                       3%
Other                               8%
--------------------------------------
                                  100%
--------------------------------------

An emphasis on companies in
Eastern Europe, Africa, and the
Middle East helped the Fund
avoid most of the market
volatility in the Pacific Basin.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          28%
Communications                     12%
Consumer Staples                   11%
Metals & Minerals                   7%
Construction                        7%
Energy                              7%
Health                              7%
Manufacturing                       6%
Consumer Discretionary              5%
Other                              10%
--------------------------------------
                                  100%
--------------------------------------

The Fund's financial sector
holdings increased while metals &
minerals and manufacturing
sectors decreased over the six
months.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(17% of Portfolio)
--------------------------------------------------------------------------

1.   OTP Bank Rt
     Savings and commercial bank in Hungary
2.   Pliva D.D.
     Pharmaceutical company in Croatia
3.   Telecomunicacoes Brasileiras S.A.
     Telecommunication services in Brazil
4.   Wielkopolski Bank Kredytowy S.A.
     Commercial bank in Poland
5.   Cementos Lima S.A.
     Cement producer in Peru
6.   Omnium Nord Africaine
     Conglomerate in Morocco
7.   Petroleo Brasileiro S.A.
     Petroleum company in Brazil
8.   Portugal Telecom S.A.
     Telecommunication services in Portugal
9.   Fomento Economico Mexicano,
     S.A. de C.V.
     Producer of beer and soft drinks in Mexico
10.  Al Ahram Beverage Co.
     Beverage company in Egypt

The Fund's top holdings were
diversified across a wide range
of countries and industries.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                    5 - Scudder Emerging Markets Growth Fund

                         Portfolio Management Discussion

In the following interview, Joyce E. Cornell, lead portfolio manager of Scudder Emerging Markets Growth Fund, discusses the environment and Fund strategy over the six-month period.

Q: How did the Fund perform for the six-month period ended April 30, 1998?

A: The Fund returned 2.22%, which compares to the 3.47% return of the IFC Emerging Markets Investable Index for the same period. While the Fund's six-month return was modest, it was achieved over a relatively short time frame. Because the emerging markets are characteristically more volatile (and offer correspondingly greater potential returns) than domestic investments, investing in this area requires a higher tolerance for risk and a longer term commitment. Evidence of a strong long-term record is beginning to appear in the Fund's outperformance of its benchmark since inception (see page 4, top left). We continue to believe that there are many emerging markets (and companies within these markets) that offer outstanding long-term potential.

Our absence from Asia at the end of 1997 helped the Fund, but this underweighting also left the Fund out of the powerful rebound in Asia during the first quarter of 1998. For the six-month period, our underweighting in Asia was a significant contributor to the Fund's underperformance relative to its benchmark.

However, we believe the rebound in Asia was not driven by fundamentals, and is largely unsupportable. The economies of the stricken countries are still shrinking. We anticipate negative earnings surprises, asset write-offs, and bankruptcies ahead. While there are well run companies that will survive and even grow from here, valuations are extremely rich in comparison with other parts of the world with notably less systemic risk.

Q: What other areas contributed to performance?

A: Positive contributors included our 12% weighting in Poland, a market that was up 18% for the six months and added the most value. Avoiding Russia, a market with a 5% index weight that lost 29%, had a nearly equivalent beneficial effect relative to the index. Our Ghana position, at only 0.3% of assets at the beginning of the year, more than doubled, making for a meaningful contribution to performance (Ghana is not in the index).

Q: Where did you center your attention in managing the portfolio?

A: We focused on the blossoming of the Middle East as an attractive investment locale, as well as on Latin America, which deserves a nod because we think Mexico and Peru will enjoy good performance over the remainder of 1998.

Q: Tell us more about the Middle East.

A: While the world is riveted on Asia, many Middle Eastern countries are undergoing profound economic revolutions. For example, Egypt, with 70 million people, is the largest and most investable country in the region. The economy has been growing at 6% per year with low inflation, and the government is rapidly installing a comprehensive legal and regulatory framework to provide a transparent system where foreign and domestic investors are treated equally in all respects. This contrasts sharply with many emerging markets which fear foreign competition and restrict foreign ownership. Privatization of state


                    6 - Scudder Emerging Markets Growth Fund holdings is well underway, and we believe Egypt has the most constructive attitude toward foreign investment of any country in the world. For example, Egypt opened the insurance industry to increased competition by encouraging foreign insurance companies to either start wholly-owned operations or to buy stakes in existing Egyptian insurers. Dr. Youssef Boutros-Ghali, the Minister of the Economy, stated that he hopes foreign companies will come to Egypt because it is in need of technical expertise and the efficiencies that can result from foreign competition.

Q: How does Asia compare to a country like Egypt?

A: Asia is behind Egypt in both action and attitude in opening its markets to foreign ownership or competition. The current crisis is forcing the harder-hit economies to open somewhat under IMF (International Monetary Fund) requirements. But it is a grudging effort which will likely be undermined by subtle barriers and foot dragging. It is still in the early stages, but it seems the afflicted Asian nations are drifting to a Japanese solution even in the face of IMF attempts to force a more open, market- driven solution. By "Japanese solution," we mean continued government policy allocation of capital -- heavily tainted with cronyism and corruption -- that allows a bare minimum of poorly run companies to go bankrupt. The final result of this path will likely be economies burdened with excess capacity and inefficient companies growing much below potential and unable to withstand much global competition.

Q: How are these smaller, technically bankrupt Asian countries able to afford this approach without the reserves of a country such as Japan?

A: We see the answer in the present excess of global liquidity, some of which is being used to bail out Asia with few questions asked and fewer demands. At this point, none of the afflicted Asian countries has implemented transparent, efficient bankruptcy procedures. Thailand took a completely toothless first step, and the government is slated to do more in October, but we doubt that their efforts will come to fruition. An endemic lack of transparency and lenient loan classification policy will allow banks to classify loans as current, although they are not, which will keep feeding money to failing companies. Thai banks are raising huge sums of fresh equity capital in the West with ease, even at great premiums to locally held shares. With all this easy money, there is less incentive for meaningful economic and financial reforms.

Q: How long can this environment of easy money last?

A: Lots of liquidity is lovely, but it cannot last forever. Not being able to time such things, we think it is best to position the Fund somewhat defensively -- given the apparent excess of liquidity -- by investing in those countries and companies with strong sustainable growth where expectations aren't as high.


                    7 - Scudder Emerging Markets Growth Fund

Q: Where else do you see opportunities?

A: We increasingly believe that strong growth not yet priced into equities is most abundant in the Middle East, parts of Africa, and Eastern Europe. We think Peru is not as hurt by El Nino as many believe and will rebound strongly. In Mexico, we believe the market has been oversold on overblown fears of the effect of lower oil prices. In general, we are convinced the most robust growth will come from the well managed emerging economies, which will result in solid capital appreciation for investors over time.




                    8 - Scudder Emerging Markets Growth Fund

                                       Glossary of Investment Terms

 CURRENCY DEVALUATION             A significant decline of a currency's value
                                  relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For
                                  U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 INTERNATIONAL MONETARY FUND      An organization focused on lowering trade
 (IMF)                            barriers and stabilizing currencies. While
                                  helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by the number of shares outstanding multiplied by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e., the IFC Emerging Markets Investable
                                  Index) or an investment universe.

 TRANSPARENCY                     The degree to which investors can evaluate if
                                  a company is managed in the interests of shareholders. Transparency is often not as good in developing markets, where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    9 - Scudder Emerging Markets Growth Fund

                    Investment Portfolio as of April 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/98 at 5.5%, to
  be repurchased at $2,013,308 on 5/1/98, collateralized by a $2,029,000 U.S.                                     ------------
  Treasury Note, 5.75%, 10/31/00 (Cost $2,013,000) ......................................      2,013,000             2,013,000
                                                                                                                  ------------
Convertible Bonds 0.3%
------------------------------------------------------------------------------------------------------------------------------
Mexico 0.3%                                                                                                       ------------
Grupo Industrial Alfa S.A. de C.V., 8%, 9/15/00 (Cost $828,938) .........................        460,000               548,550
                                                                                                                  ------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.7%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.2%
S.A. San Miguel AGICI "B"* (Cultivation and processing of lemons and lemon
  products) .............................................................................          9,100               122,868
YPF S.A. "D" (ADR) (Petroleum company) ..................................................          6,400               223,200
                                                                                                                  ------------
                                                                                                                       346,068
                                                                                                                  ------------
Bahrain 0.4%
Arab Insurance Group* (GDR) (Insurance company) .........................................         39,900               513,713
Arab Insurance  Group ...................................................................        216,690               305,533
                                                                                                                  ------------
                                                                                                                       819,246
                                                                                                                  ------------
Botswana 1.0%
Sechaba Investment Trust Co. (Brewery) ..................................................      1,229,000             1,965,908
                                                                                                                  ------------
Brazil 7.8%
Cia de Eletricidade do Estado de Bahia (Electric power utility) .........................      2,949,300               166,336
Companhia Energetica da Minas Gerais (pfd.) (Electric power utility) ....................     14,490,000               703,183
Companhia Riograndense Telecomunicacoes S.A. (Telecommunication services) ...............      2,059,000             2,718,568
Companhia Riograndense Telecomunicacoes S.A. (b) ........................................         90,073               118,926
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) .....................................     12,214,000             3,097,154
Saraiva S.A. Livreiros Editores (pfd.) (Book publisher) .................................        245,900             1,107,319
Telecomunicacoes Brasileiras S.A. (Telecommunication services) ..........................     41,450,000             4,113,649
Telecomunicacoes Brasileiras S.A. (pfd.) ................................................      1,643,000               200,553
Telecomunicacoes de Minas Gerais (voting) (Telecommunication services) ..................         15,530                 1,657
Telecomunicacoes de Minas Gerais S.A. "B" (pfd.) ........................................            192                    30
Telecomunicacoes do Parana S.A. (pfd.) (Telecommunication services) .....................      2,409,668             1,375,870
Telecomunicacoes do Rio Janeiro S.A. (pfd.) (Telecommunication services) ................     13,938,000             2,193,713
                                                                                                                  ------------
                                                                                                                    15,796,958
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Canada 0.4%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and
  tungsten in South America) ............................................................        405,900               283,777
Etruscan Enterprises Ltd.* (Exploration and development of gold prospect in
  Niger) ................................................................................        104,000               290,838
Gitennes Exploration Inc.* (Exploration and development of gold mining
  properties in Peru) ...................................................................         54,000               100,045
Gitennes Exploration Inc., Warrants* (expire 10/2/98) (b) ...............................         27,000                 3,398
Kazakhstan Minerals Corp.* (Mineral exploration in Kazakhstan) ..........................         76,700                26,845
Ouraminas Minerals Inc.* (Gold exploration in Brazil) ...................................        290,000                26,357
Solitario Resources Corp.* (Precious and base metals exploration company
  primarily in Argentina and Peru) ......................................................         80,600               169,050
                                                                                                                  ------------
                                                                                                                       900,310
                                                                                                                  ------------
Chile 2.8%
Compania de Telefonos de Chile, S.A. (ADR) (Telecommunication services) .................         16,200               406,013
Enersis S.A. (ADR) (Generator and distributor of electricity in Chile and
  Argentina) ............................................................................         54,000             1,589,625
Laboratorio Chile S.A. (ADR) (Manufacturer and distributor of off-patent
  pharmaceutical products) ..............................................................         31,650               625,088
Sociedad Quimica y Minera de Chile S.A. (ADR) (Producer of fertilizer, iodine
  and industrial chemicals) .............................................................         24,200             1,051,188
Vina Concha y Toro S.A. (ADR) (Wine producer) ...........................................         60,000             1,950,000
                                                                                                                  ------------
                                                                                                                     5,621,914
                                                                                                                  ------------
Croatia 3.3%
Pliva D.D. (GDR) (Pharmaceutical company) ...............................................        245,120             4,436,672
Zagrebacka Banka (GDR) (Commercial bank) ................................................         84,400             2,217,610
                                                                                                                  ------------
                                                                                                                     6,654,282
                                                                                                                  ------------
Egypt 9.5%
Al Ahram Beverages Co. (Beverage company) ...............................................         87,100             2,765,425
Arab International Construction Co. (Construction company) ..............................          1,100                51,613
Eastern Tobacco Co. (Maker of tobacco products) .........................................         80,120             1,820,909
Egyptian Financial & Industrial Co. (Fertilizer producer) ...............................         74,300             2,069,941
Egyptian International Pharmaceutical Co. (Pharmaceutical company) ......................         27,400             1,952,551
Egyptian Mobile Phone Network* (Cellular telecommunication services) (b) ................          3,260                 2,390
International Foods Co.* (Food producer) ................................................         34,000               667,038
Madinet Nasser City Housing Co. (Real estate development company) .......................         30,170             1,849,041
Misr International Bank (Commercial and foreign bank) ...................................         57,410             1,473,131
Misr Refrigeration & Air Conditioning Manufacturing Co.* (Manufacturer and
  distributor of air conditioning units) ................................................         27,140               567,950
North Cairo Mills, Ltd. (Flour producer) ................................................         10,120               233,739

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
ORASCOM (Hotel and resort developer) (b) ................................................            500               353,372
Olympic Group Financial* (Manufacturer of stoves) .......................................        223,000             1,046,334
Oriental Weavers Corp. (Carpet manufacturer) ............................................         11,500               239,443
Suez Cement Co. (Cement producer) .......................................................         84,677             1,763,070
Suez Cement Co. (GDR) ...................................................................         32,600               663,410
Torah Portland Cement Co. (Cement producer) .............................................         90,305             1,910,706
                                                                                                                  ------------
                                                                                                                    19,430,063
                                                                                                                  ------------
Estonia 0.6%
Eesti Uhispanka* (Commercial bank) ......................................................         49,200               226,068
Eesti Uhispanka* (GDR) ..................................................................         77,600             1,055,360
                                                                                                                  ------------
                                                                                                                     1,281,428
                                                                                                                  ------------
France 1.1%
Bouygues Offshore S.A. (Drilling services in West Africa) ...............................         50,600             2,213,908
                                                                                                                  ------------
Ghana 0.6%
Social Security Bank Ltd.* (Full service commercial bank) (b) ...........................        804,000             1,246,243
                                                                                                                  ------------
Greece 3.1%
Alpha Credit Bank A.E. (Commercial bank) ................................................         25,350             2,674,126
Delta Informatics S.A. (Corporate information services) .................................         11,200               427,603
Ethniki General Insurance Co. (Insurance and reinsurance company) .......................         20,700               615,448
National Bank of Greece S.A. (Full service bank) ........................................         12,200             2,146,480
Sidenor SA (Operator of steel mills) ....................................................         10,600               411,441
                                                                                                                  ------------
                                                                                                                     6,275,098
                                                                                                                  ------------
Hong Kong 0.0%
Moulin International Holdings Ltd., Warrants* (expire 10/16/99) (Manufacturer
  of optical products) ..................................................................        249,208                 1,705
                                                                                                                  ------------
Hungary 7.5%
Graboplast Rt (Producer of home improvement materials, artificial leather and
  book bindings) ........................................................................         51,329             1,946,446
Graboplast Rt (GDR) .....................................................................         45,800               297,700
Magyar Olaj-es Gazipari Rt (Integrated domestic oil and gas company) ....................         87,200             2,649,501
Matav Rt Ordinary "A" (Telecommunication services) ......................................        198,000             1,156,287
OTP Bank Rt (Savings and commercial bank) ...............................................         97,900             4,640,580
Pannonplast Rt (Manufacturer of plastic products from PVC, polyethylene and
  other raw materials) (b) ..............................................................         26,457             1,122,414
Pick Szeged Rt (Processes, markets and distributes meat products) .......................         16,400             1,010,594
Richter Gedeon Rt (Pharmaceutical company) ..............................................         22,100             2,367,502
                                                                                                                  ------------
                                                                                                                    15,191,024
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
India 2.2%
Ashok Leyland Ltd. (GDR) (Manufacturer of medium and heavy duty commercial
  vehicles) .............................................................................         44,000               165,000
Bharat Petroleum Corp., Ltd (Oil exploration and refining, manufacturer of
  petroleum products) ...................................................................         33,500               337,404
Corporation Bank (Commercial bank) ......................................................        264,800               960,788
HDFC Bank Ltd. (Corporate banking and financial services) ...............................        916,500             1,764,231
Hindustan Petroleum Corp., Ltd (Oil refining, manufacturer of petroleum
  products) .............................................................................         51,300               521,525
Housing Development Finance Corp. Ltd. (Housing finance provider to individuals,
  corporations and developers) ..........................................................          1,400               113,756
ICICI Banking Corp. (Bank) ..............................................................        430,600               565,966
                                                                                                                  ------------
                                                                                                                     4,428,670
                                                                                                                  ------------
Indonesia 0.0%
Pan Indonesia Bank, Warrants* (Expire 6/26/00) (Commercial bank) ........................        145,714                 2,095
                                                                                                                  ------------
Israel 2.6%
ECI Telecommunications Ltd. (Telecommunication services) ................................         17,500               533,750
ESC Medical Systems Ltd. (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................         55,200             1,794,000
MEMCO Software Ltd.* (Producer of security software) ....................................         79,300             2,379,000
Makhteshim Chemical Works (Chemical producer) ...........................................         74,100               628,068
                                                                                                                  ------------
                                                                                                                     5,334,818
                                                                                                                  ------------
Jordan 1.8%
Arab Bank PLC (Commercial bank) .........................................................             60                29,515
Arab Potash Co., Ltd. (GDR) (Salt and chemical extraction from brine) ...................         49,000               384,650
Arab Potash Co., Ltd. (b) ...............................................................         47,400               383,064
Aramex International Ltd.* (Express delivery and freight forwarding in the
  Mideast and India) ....................................................................         35,700               473,025
Dar Al Dawa Development & Investment Co. (Pharmaceutical company) (b) ...................        125,500             1,021,286
The Housing Bank (Residential construction finance) .....................................        154,950             1,313,209
                                                                                                                  ------------
                                                                                                                     3,604,749
                                                                                                                  ------------
Kenya 2.6%
East African Portland Cement Co. (Cement producer) ......................................        290,000               120,432
Firestone East Africa Ltd. (Tire manufacturer) ..........................................      1,395,000               400,889
James Finlay PLC (Tea producer) .........................................................      1,059,000             2,161,091
Kenya Power & Lighting Co., Ltd. (Distribution and sale of electricity) .................        135,500               382,641
Sasini Tea & Coffee Ltd. (Tea and coffee grower and processor) ..........................      1,387,500             1,613,372
Uchumi Supermarket Ltd. (Supermarket operator) ..........................................      1,030,000               675,831
                                                                                                                  ------------
                                                                                                                     5,354,256
                                                                                                                  ------------
Lebanon 0.7%
Banque Libanaise pour le Commerce SAL (GDR) (Commercial bank) ...........................         88,000             1,548,800
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Malawi 0.7%
African Lakes Corp. PLC* (Agriculture, mining, engineering, computer supplies
  and general trading) ..................................................................        869,928               734,840
Press Corp., Ltd. (GDR) (Conglomerate, industrial holding company) (b) ..................         59,350               629,704
                                                                                                                  ------------
                                                                                                                     1,364,544
                                                                                                                  ------------
Malaysia 0.1%
PPB Oil Palms Berhad (Refiner and marketer of palm oils and related products) ...........        191,000               164,301
                                                                                                                  ------------
Mexico 10.0%
Consorcio ARA, S.A. de C.V. (Low-income housing developer) ..............................        274,000             1,365,400
Fomento Economico Mexicano, S.A. de C.V. "B" (Producer of beer and soft drinks) .........        382,000             2,826,129
Gruma S.A. de C.V. "B" (Producer and distributor of corn flour) .........................        345,900               793,795
Grupo Elektra, S.A. de C.V. "B" (Consumer electronics and appliances retail
  stores) ...............................................................................        650,700               929,079
Grupo Financiero Banamex-Accival, S.A. de C.V. "B" (Bank) ...............................        882,200             2,748,918
Grupo Financiero Bancomer S.A. de C.V. "B" (Commercial bank) ............................        360,000               248,524
Grupo Financiero Banorte S.A. de C.V. "B" (Financial services holding company) ..........        347,100               571,651
Grupo Industrial Alfa S.A. de C.V. "A" (Conglomerate: steel, petrochemicals,
  packaged food) ........................................................................        241,500             1,317,247
Grupo Industrial Maseca S.A. de C.V. "B" (Food producer) ................................        391,000               281,901
Grupo Industrial Saltillo, S.A. de C.V. Series B (Manufacturer of smelted steel
  products) .............................................................................         86,600               369,314
Grupo Radio Centro S.A. de C.V. (Owner and operator of radio stations) ..................        555,900               881,477
Grupo Radio Centro S.A. de C.V. (ADR) ...................................................         83,200             1,164,800
Industrias Penoles S.A. de C.V. (Exploration and marketing of minerals and
  non-ferrous metals such as lead, zinc and silver) .....................................        503,700             2,076,869
Latinoamericana Duty Free, S.A. de C.V. (Operator of high quality duty free
  airport shops) ........................................................................        320,000               211,109
Organizacion Soriana S.A. de C.V. "A" (Retailer) ........................................        120,000               453,790
Sigma Alimentos S.A. de C.V. "B" (Producer and distributor of cold storage
  foods) ................................................................................         75,250             1,223,361
TV Azteca, S.A. de C.V. (ADR) (Owner and operator of national television
  networks) .............................................................................        104,900             1,953,763
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) .................         14,500               821,063
                                                                                                                  ------------
                                                                                                                    20,238,190
                                                                                                                  ------------
Morocco 2.9%
Banque Marocaine du Commerce Exterieur S.A. (Commercial bank) ...........................          1,500               106,468
Maghrebail (Real estate leasing, maintenance and insurance) .............................          1,599                89,480
Omnium Nord Africaine (Conglomerate) ....................................................         29,900             3,168,008
Societe Nationale d'Investissements (Conglomerate, various joint ventures) ..............          6,000               541,288
Societe Nationale d'Investissements (New) (b) ...........................................            600                53,388
Societe des Brasseries du Nord Marocain (Distributor of beer and carbonated
  beverages) ............................................................................          1,600               503,639
WAFABANK (Commercial bank) ..............................................................         12,707             1,447,000
                                                                                                                  ------------
                                                                                                                     5,909,271
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Oman 2.3%
Alliance Housing Bank* (Long-term mortgage bank) ........................................         90,000               409,107
Bank Muscat Al Ahla Al Omani (Commercial bank) ..........................................         23,625               366,969
Bank Muscat Al Ahla Al Omani Allotment Letters* (b) .....................................         17,125               254,883
Muscat Marriott (Hotel operator) (b) ....................................................        100,000               135,070
National Bank of Oman Allotment Letters* (Commercial bank) (b) ..........................         15,000               232,217
National Bank of Oman Ltd. ..............................................................        122,090             1,921,803
Oman Cable Industry SAOG* (Manufacturer of electrical and power cables) (b) .............          6,185                49,803
Oryx Fund, Ltd.* (Mutual fund domiciled in Guernsey, investing in the Middle
  East) .................................................................................         79,500             1,391,250
                                                                                                                  ------------
                                                                                                                     4,761,102
                                                                                                                  ------------
Papua New Guinea 0.8%
Interoil Corp.* (Oil exploration) (b) ...................................................         78,300               528,525
Orogen Minerals Ltd. (Investment company with controlling interest in gold and
  oil companies) ........................................................................        229,300               495,047
Orogen Minerals Ltd. (GDR) ..............................................................         28,400               612,375
                                                                                                                  ------------
                                                                                                                     1,635,947
                                                                                                                  ------------
Peru 6.5%
CPT Telefonica del Peru S.A. "B" (ADR) (Telecommunication services) .....................         14,100               311,963
Cementos Lima S.A. "T" (Cement producer) ................................................        148,477             3,265,916
Compania Peruana de Telefonos S.A. "B" (Public and cellular telephone services) .........        698,000             1,536,563
Edegel S.A. "B" (Electric power utility) ................................................      3,307,637             1,229,170
Enrique Ferreyros y Cia. (Machinery manufacturer) .......................................      2,119,312             2,662,735
Minas Buenaventura S.A. "B" (Mining company) ............................................        280,500             2,184,038
Minas Buenaventura S.A. (ADR) ...........................................................         14,800               229,400
Minera Milpo "T" (Mining company) .......................................................        135,885             1,033,986
Peru Pacifico (Food producer) ...........................................................      2,433,334               809,532
Volcan Compania Minera S.A. "T"* (Mining company) .......................................        137,426                89,007
                                                                                                                  ------------
                                                                                                                    13,352,310
                                                                                                                  ------------
Philippines 1.6%
Aboitiz Equity Ventures Inc.* (Conglomerate: electricity, infrastructure,
  shipbuilding) .........................................................................     14,818,000               738,132
Ayala Land, Inc. (Real estate and land developer) .......................................      1,560,000               611,955
International Container Terminal Services, Inc.* (Containerized cargo handling
  firm) .................................................................................      6,046,750               798,201
Mondragon International Philippines, Inc.* (Wholesale and direct selling of
  clothing, housewares and homecare products) ...........................................      3,003,600                71,069
Philippine Long Distance Telephone Co. (Telecommunication services) .....................         21,100               564,944
Philippine Long Distance Telephone Co. (pfd.) ...........................................          9,000               461,250
                                                                                                                  ------------
                                                                                                                     3,245,551
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Poland 12.5%
Amica* (Manufacturer of home appliances) ................................................        106,522             1,897,418
Bank Przemyslowo Handlowy (Bank) ........................................................         27,298             2,411,129
Bydgoska Fabryka Kabli S.A.* (Manufacturer of cables, wires and insulating
  materials) ............................................................................        239,050             2,224,048
Cersanit SA* (Manufacturer of ceramic sanitary products) (b) ............................         17,500             1,081,996
Computerland Poland S.A.* (Provider of computer services and systems) ...................         57,300             1,324,319
Debica S.A. "A" (Tire manufacturer) .....................................................         64,350             1,638,827
ITI Group S.A. (Telecommunication services) (b) .........................................          8,315             2,078,750
Jelfa* (Pharmaceutical company) .........................................................         39,100             1,082,114
Kutnowskie Zaklady Farmaceutyczne Polfa S.A. (Producer of pharmaceuticals,
  veterinary medicines, food components) ................................................         42,600             1,109,996
Mostostal Zabrze Holding S.A. (Construction company) ....................................        271,100             1,436,714
Netia Holdings BV* (Telecommunication services) (b) .....................................         96,742             1,934,840
Netia Holdings BV "O"* (b) ..............................................................          8,729               174,580
Netia Holdings BV "P"* (b) ..............................................................          7,330               146,600
Netia Holdings BV "R"* (b) ..............................................................          3,980                79,600
Orbis S.A.* (Hotel owner operator) ......................................................         48,200               479,658
Wielkopolski Bank Kredytowy S.A. (Commercial bank) ......................................        516,800             4,077,798
Zaklady Lentex (Producer of PVC products used in cars, footwear, housing and
  public construction) ..................................................................         37,800               544,213
Zaklady Metali Lekkich Kety* (Manufacturer of aluminum casting alloys and
  products) .............................................................................         98,300             1,823,318
                                                                                                                  ------------
                                                                                                                    25,545,918
                                                                                                                  ------------
Portugal 5.5%
Banco Comercial Portugues (Commercial bank) .............................................         31,800             1,115,040
Banco Comercial Portugues (New) (b) .....................................................          6,289               213,903
Banco Espirito Santo (Commercial and investment banking) ................................         26,750             1,279,904
Banco Portugues do Investimento (Bank) ..................................................         31,400             1,459,711
Electricidade de Portugal (Electric utility) ............................................        102,100             2,664,637
Portugal Telecom S.A. (Telecommunication services) ......................................         54,000             2,902,294
Semapa Cement SA (Cement producer) ......................................................         55,400             1,620,552
                                                                                                                  ------------
                                                                                                                    11,256,041
                                                                                                                  ------------
Romania 0.4%
Societe Generale Romania Fund* (Investment company) .....................................          9,400               822,500
                                                                                                                  ------------
Slovenia 0.2%
BTC (GDR) (Property management) .........................................................         57,000               356,250
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
South Africa 2.0%
Energy Africa Ltd.* (Oil and gas exploration and production) ............................        203,133               984,522
Nampak Ltd. (Manufacturer of paper and packaging) .......................................        109,200               470,932
Protea Furnishers Ltd. (Retailer of household furniture and appliances) .................      1,082,300             1,070,524
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
  petrochemical production) .............................................................        151,000             1,523,442
                                                                                                                  ------------
                                                                                                                     4,049,420
                                                                                                                  ------------
Sri Lanka 0.1%
Tea Plantations Investment Trust PLC* (Trust investing in regional plantations) .........        100,700               157,492
                                                                                                                  ------------
Switzerland 0.3%
Holderbank Financiere Glaris AG (Bearer) (Cement producer) ..............................            565               597,947
                                                                                                                  ------------
Turkey 0.7%
Aksigorta A.S. (Multi-line insurance company) ...........................................     10,100,000               747,550
Migros Turkey (Retailer) ................................................................        691,000               677,315
                                                                                                                  ------------
                                                                                                                     1,424,865
                                                                                                                  ------------
United States 2.2%
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) .............        111,600             1,360,125
Diamond Offshore Drilling, Inc. (Offshore oil and gas well drilling) ....................         33,100             1,675,688
Santa Fe International Corp. (International offshsore and land contract driller) ........         24,500               960,094
Schlumberger Ltd. (Oil field services and electronics) ..................................          5,900               488,963
                                                                                                                  ------------
                                                                                                                     4,484,870
                                                                                                                  ------------
Zimbabwe 1.7%
Delta Corp., Ltd. (Brewery) .............................................................        693,740               507,120
Meikles Africa Ltd. (GDR) (Hotel operator) ..............................................        965,400             1,255,020
National Merchant Bank of Zimbabwe Ltd. (Commercial bank) ...............................        342,500               239,750
Reunion Mining PLC* (Mineral exploration and copper production) .........................        203,000               271,646
Tanganda Tea Co., Ltd. (Tea producer and distributor) ...................................      2,461,212               791,618
Wankie Colliery Co., Ltd. (Coal mining at Hwange) .......................................      1,965,000               445,285
                                                                                                                  ------------
                                                                                                                     3,510,439
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $188,906,611)                                                                            200,894,501
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $191,748,549) (a)                                                       203,456,051
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------

 *    Non-income producing security.

 (a) The cost for federal income tax purposes was $192,737,946. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $10,718,105. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $31,121,852 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $20,403,747.

 (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $11,844,952 (5.73% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $10,594,414. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder Emerging Markets Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $191,748,549) ................     $ 203,456,051
                 Foreign currency, at market (identified cost $741,944) ...............           740,259
                 Receivable for investments sold ......................................         2,579,267
                 Dividends and interest receivable ....................................         1,117,407
                 Receivable for Fund shares sold ......................................           420,452
                 Deferred organization expenses .......................................            10,443
                 Other assets .........................................................               956
                                                                                           ----------------
                 Total assets                                                                 208,324,835
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................           675,189
                 Payable for Fund shares redeemed .....................................           188,663
                 Accrued management fee ...............................................           399,151
                 Other payables and accrued expenses ..................................           402,187
                                                                                           ----------------
                 Total liabilities                                                              1,665,190
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 206,659,645
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........          (886,213)
                 Unrealized appreciation (depreciation) on:
                    Investment securities .............................................        11,707,502
                    Foreign currency related transactions .............................              (636)
                 Accumulated net realized loss ........................................        (4,772,730)
                 Paid-in capital ......................................................       200,611,722
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 206,659,645
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($206,659,645 / 13,946,567 shares of capital stock                      ----------------
                   outstanding, $.01 par value, 100,000,000 shares authorized) ........            $14.82
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    19 - Scudder Emerging Markets Growth Fund

                             Statement of Operations

                         six months ended April 30, 1998

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $97,660) .................     $   2,036,855
                 Interest .............................................................           498,743
                                                                                           -----------------
                                                                                                2,535,598
                                                                                           -----------------
                 Expenses:
                 Management fee .......................................................         1,249,201
                 Custodian and accounting fees ........................................           410,924
                 Services to shareholders .............................................           471,408
                 Directors' fees and expenses .........................................            27,603
                 Registration fees ....................................................             9,139
                 Auditing .............................................................            20,451
                 Reports to shareholders ..............................................            37,586
                 Legal ................................................................             8,663
                 Other ................................................................               938
                                                                                           -----------------
                 Total expenses before reductions .....................................         2,235,913
                 Expense reductions ...................................................          (150,896)
                                                                                           -----------------
                 Expenses, net ........................................................         2,085,017
                -------------------------------------------------------------------------------------------
                 Net investment income                                                            450,581
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................        (3,935,196)
                 Foreign currency related transactions ................................          (137,892)
                                                                                           -----------------
                                                                                               (4,073,088)
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments (net of India tax $82,955) ...............................         6,921,422
                 Foreign currency related transactions ................................            19,707
                                                                                           -----------------
                                                                                                6,941,129
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     2,868,041
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   3,318,622
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    20 - Scudder Emerging Markets Growth Fund

                       Statement of Changes in Net Assets

                                                                                          Six Months           Year
                                                                                             Ended             Ended
                                                                                           April 30,        October 31,
Increase (Decrease) in Net Assets                                                            1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ......................................   $     450,581     $     196,739
                 Net realized gain (loss) ..........................................      (4,073,088)         (551,775)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .......................       6,941,129         3,155,703
                                                                                      ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ......................................................       3,318,622         2,800,667
                                                                                      ----------------  ----------------
                 Distributions to shareholders from net investment
                   income ..........................................................        (862,031)         (178,523)
                                                                                      ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .........................................      32,026,151       195,752,276
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...................................         731,288           144,724
                 Cost of shares redeemed ...........................................     (48,443,341)      (55,248,506)
                 Redemption fees ...................................................         264,475           560,150
                                                                                      ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ....................................................     (15,421,427)      141,208,644
                                                                                      ----------------  ----------------
                 Increase (decrease) in net assets .................................     (12,964,836)      143,830,788
                 Net assets at beginning of period .................................     219,624,481        75,793,693
                 Net assets at end of period (including accumulated
                   distributions in excess of net investment income                   ----------------  ----------------
                   $886,213 and $474,763, respectively) ............................   $ 206,659,645     $ 219,624,481
                                                                                      ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .........................      15,080,532         5,896,839
                                                                                      ----------------  ----------------
                 Shares sold .......................................................       2,278,097        12,807,944
                 Shares issued to shareholders in reinvestment of
                   distributions ...................................................          52,272            10,595
                 Shares redeemed ...................................................      (3,464,334)       (3,634,846)
                                                                                      ----------------  ----------------
                 Net increase (decrease) in Fund shares ............................      (1,133,965)        9,183,693
                                                                                      ----------------  ----------------
                 Shares outstanding at end of period ...............................      13,946,567        15,080,532
                                                                                      ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                    21 - Scudder Emerging Markets Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                        For the Period
                                                                                                          May 8, 1996
                                                                       Six Months        Year           (commencement)
                                                                          Ended          Ended        of operations) to
                                                                        April 30,      October 31,        October 31,
                                                                          1998            1997               1996
----------------------------------------------------------------------------------------------------------------------------
                                                                      -----------------------------------------------
Net asset value, beginning of period .............................       $14.56          $12.85            $12.00
                                                                      -----------------------------------------------
Income from investment operations:
   Net investment income (loss) ..................................          .03             .02              (.02)
Net realized and unrealized gain (loss) on investments ...........          .27            1.67               .86
                                                                      -----------------------------------------------
Total from investment operations .................................          .30            1.69               .84
                                                                      -----------------------------------------------
Less distributions from net investment income ....................         (.06)           (.03)               --
Redemption fees ..................................................          .02             .05               .01
                                                                      -----------------------------------------------
Net asset value, end of period ...................................       $14.82          $14.56            $12.85
                                                                      -----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) (d) .........................................         2.22**         13.51              7.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................          207             220                76
Ratio of operating expenses, net, to average daily net
   assets (%) ....................................................         2.08*           2.00              2.00*
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) ..................................         2.24*           2.33              3.79*
Ratio of net investment income (loss) to average daily net
   assets (%) ....................................................          .45*            .11              (.32)*
Portfolio turnover rate (%) ......................................         34.2*           61.5              19.5*
Average commission rate paid (b) .................................       $.0076          $.0013            $.0006

(a)  Based on monthly average of shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred stocks.
(c)  Total return is higher due to maintenance of the Fund's expenses.
(d) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized


                    22 - Scudder Emerging Markets Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund ("the Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                    23 - Scudder Emerging Markets Growth Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $370,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004, the expiration date, whichever occurs first.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                    24 - Scudder Emerging Markets Growth Fund

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $43,295,820 and $31,924,812, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1998, in order to maintain the annualized expenses of the Fund at not more than 2.00% of average daily net assets. On March 1, 1998, the Advisor agreed to maintain the annualized expenses of the Fund at 2.25% until August 31, 1998. For the six months ended April 30, 1998, the Adviser did not impose a portion of its management fee amounting to $150,896, and the amount imposed amounted to $1,098,305.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by STC aggregated $35,732, of which $7,154 is unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $79,391, of which $13,277 is unpaid at April 30, 1998.


                   25 - Scudder Emerging Markets Growth Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998 the amount charged by SSC aggregated $253,666, of which $39,813 is unpaid at April 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $122,978.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $27,603.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                    26 - Scudder Emerging Markets Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Growth Fund, including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for the year ended October 31, 1997 and for the period May 8, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997 and the financial highlights for the six months ended April 30, 1998, for the year ended October 31, 1997 and for the period May 8, 1996 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 19, 1998


                    27 - Scudder Emerging Markets Growth Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Sheridan P. Reilly*
Vice President

John R. Hebble*
Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                    28 - Scudder Emerging Markets Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    29 - Scudder Emerging Markets Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    30 - Scudder Emerging Markets Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    31 - Scudder Emerging Markets Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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